EXHIBIT 99.2

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INVESTMENT SOLUTIONS & SERVICES

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July 2007

Millennium India Acquisition Company

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INVESTMENT SOLUTIONS & SERVICES

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Roadshow Presentation

_____________________________________________________________________________

           The attached slide show was filed by Millennium India Acquisition Company Inc. with the Securities and Exchange Commission on July 19, 2007 as part of an 8-K Report.
MIAC is conducting presentations for certain of its stockholders and other interested persons with respect to MIAC’s proposed acquisition of a minority equity interest in the SMC Group of Companies as described in its 8-K Reports filed on, respectively,
May 15, 2007, May 17, 2007 and June 13, 2007.  The attached slide show, together with the aforementioned Forms 8-K, will be distributed to attendees at these presentations.
No other written information will be distributed thereat.

______________

           MIAC’s stockholders and other interested parties are urged to read the proxy statement regarding the proposed transaction when it becomes available because it will contain important information.  Copies of the proxy statement and other relevant documents will be available without charge online at the Securities and Exchange
Commission’s website (http://www.sec.gov) and by mail through requests to
Millennium India Acquisition Company Inc., 330 East 38th Street, Suite 46C, New
York, New York  10016, attention: F. Jacob Cherian.

_____________________________________________________________________________

Safe Harbor

           This presentation may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995 about MIAC and the SMC Group of Companies.
Forward-looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of MIAC’s and The SMC Group of
Companies’ management, are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions;
paper and printing costs; fluctuations in customer demand; shifting of traditional media spending from print to new media; management of rapid growth; intensity of competition from other newspaper publishers; general or market specific economic conditions; geopolitical events and regulatory changes; changing interpretations of generally accepted accounting principles; outcomes of government reviews; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the businesses in which The
SMC Group of Companies is engagement; as well as other relevant risks detailed in MIAC’s filings with the Securities and Exchange Commission, including its reports on Form 10-Q and Form 10-K.
The information set forth herein should be read in light of such risks.

Executive Summary

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Transaction Highlights

SMC Group, one of the fastest growing financial services company in India

Approximately 925 locations in 225 cities; 6000+ Financial Advisors

FY07 executed over $100 billion in customer transactions

Currently handling more than 175,000 transaction per day

Revenues and Net Income up approximately 3x and 10x since FY05

Actual FY07 and Estimated FY08 Net Income $13.4 and $25.8 million, respectively

Financial services is one the fastest growing sectors in the Indian Economy

Vast, untapped markets; over a billion people, less than 3% invested in the markets

Insurance, online trading, commodities trading, mutual funds, etc just beginning to be offered in India

Numerous Non-Indian Investors have made recent investments in this sector

General Atlantic Partners, Goldman Sachs, Citigroup Venture Capital, New Vernon
Capital, Morgan Stanley, Fidelity, Merrill Lynch, NYSE, Deutsche Borse, BNP
Paribas, Lehman and Carlyle have invested

Several investments have created substantial returns to date

MIAC’s investment in SMC provides US investors with a unique opportunity to directly participate in growth opportunities in India’s financial sector

Regulatory issues make a direct investment in an Indian company difficult

MIAC’s entire investment is direct into the company to fuel growth – no cash takeout by Promoters

SMC GROUP OVERVIEW

Transaction

Businesses

- Equities

- Commodities &

  Derivatives

- DGCX International

E-Trading

Arbitrage

Fast growing; wide range of investment
products and services under one roof

One of the largest retail distribution
networks in India, currently serving over
250,000 investors

State-of-the-art technology and trading
platform processing

Member of leading domestic and
international exchanges

Coveted set of licenses and regulatory
approvals in place, providing a
diversified revenue base and high
barriers to entry

Expanding internationally; Initial focus
is the  Gulf region, accessing tens of
millions of overseas-settled Indian
nationals

Financial Products

Distribution

Businesses

- Mutual Funds

IPOs

Insurance

Services

Businesses

- Depository

Clearing

Wealth

  Management

  Services

Advisory

Businesses

Investment

  Banking

Investment

  Advisory &

  Research

SMC

Group

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INVESTMENT SOLUTIONS & SERVICES

JAMMU & KASHMIR
HIMACHAL PRADESH
SHIMLA
PUNJAB
UTTARANCHAL
HARYANA
DELHI
RAJASTHAN
JAIPUR
ARUNACHAL PRADESH
SIKKIM
ASSAM
GUJARAT
BHOPAL
MADHYA PRADESH
PATNA
BIHAR
JHARKHAND
WEST BENGAL
CALCUTTA
MEGHALAYA
TRIPURA
MANIPUR
MIZORAM
CHHATTISGARH
RAIPUR
ORISSA
MAHARASHTRA
HYDERABAD
ANDHRA PRADESH
GOA
KARNATAKA
BANGALORE
PONDICHERRY
TAMILNADU
KERALA

MONEYWISE. BE WISE.

DISTRIBUTION NETWORK

             SMC has built one of the largest nationwide retail distribution networks in
India with approximately over 925 locations spread over 225 cities.
Additionally the company recently expanded into Dubai.

225 cities

925 locations

13 businesses

250,000 investors

SMC

SMC

SMC

SMC

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VALUABLE MEMBERSHIP / LICENSES

    SMC is a member of the leading exchanges and has secured the necessary licenses to provide services in virtually all the sectors of the Financial Services Industry.
Management estimates that it would take a new applicant over two years to secure all the licenses SMC has obtained.

Members of the largest equities exchanges in India: National Stock Exchange (NSE) and
Bombay Stock Exchange (BSE)

Member of the largest commodities exchanges in India: Multi-Commodity Exchange
(MCX) and National Commodity and Derivative Exchange (NCDEX).

Member of the Dubai Gold and Commodities Exchange (DGCX) – one of the fastest growing commodities exchanges in Asia

AMFI license for Mutual Fund Distribution

Registration with leading Asset Management Companies (AMCs) in India, including
Franklin Templeton, Fidelity for distribution of fund products

IRDA license for Insurance Brokerage

CDSL Depository Participant

Clearing Member of NSE F&O, BSE F&O & DGCX

SEBI license for Merchant Banking and Underwriting

SEBI license for Portfolio Management Services – expected Summer 2007

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RECENT ACCOMPLISHMENTS

Awarded “the best volume driver” by BSE in 2004- 2005 & 2005-2006

6th largest distributors of India based IPOs in 2006 (Prime Data Services)

Raised approximately 3250 Rs crore ($812 MN) in FY 2006 / 2007

Raised approximately 850 Rs crore ($212 MN) for Mutual Funds in FY 2006/ 2007

Currently handles over 175,000 trades per DAY

Turnover exceeded $100 billion in FY 2006 / 2007

Defined as $ volume of all trades handled

One of the most active firms in India

Acquisition of Trading & Clearing Membership of Dubai Gold and Commodity Exchange
(DGCX) is first expansion outside of India

Aggressively tapping new markets: International Commodities (first silver contract),
Currency futures (first rupee-dollar trade) on DGCX done by SMC

10% of total volume today on DGCX is driven by SMC

Recently accounted for 8% of the retail distribution of India’s largest IPO to date (DLF),
June 2007

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MANAGEMENT

Mr. Subhash Chand Aggarwal, Chairman & Managing Director, SMC Group

Co-Founder and Promoter of SMC Group,; Over 25 years of experience in the capital markets. Responsible for setting direction for the entire Group; Under his leadership SMC has expanded from its traditional background in equities, to being one of the leading diversified financial services companies in India.

Setting up overseas business in Dubai through SMC Comex International DMCC, and obtaining membership of Dubai Gold Commodity and Derivative Exchange (DGCX) was
first step of Mr. Aggarwal towards making SMC as an international business

A Chartered Accountant; A Fellow Member of the Institute of Chartered Accountants of
India (ICAI)

Active in the business and industry leadership circles in India

Invited to join the Prime Minister of India on a recent business visit to Japan, as a key member of the financial markets team

Member of the Managing Committee of the Associated Chamber of Commerce and
Industry (ASSOCHAM), and also serves as Co-Chairman of the Capital Market Expert
Committee of the same organization

MANAGEMENT

Mr. Mahesh C. Gupta, Co-Founder and Promoter SMC Group

Over 25 years in the capital markets; Has played a crucial leadership role in building SMC
Group. Under his leadership supervision and control the business of the group has diversified amongst different segments in the financial market

Chairman & Managing Director of SMC Comtrade Ltd., a Member of National Commodity
and Derivative Exchange Limited (NCDEX) and Multi Commodity Exchange of India
Limited (MCX).

Specialization in risk management and surveillance

A Chartered Accountant; A Fellow Member of the Institute of Chartered Accountants of
India (ICAI)

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MANAGEMENT

Mr. D.K. Aggarwal, Director SMC Group

Has over 20 years of rich experience in the securities and commodities markets;  Has played a key role in the development and implementation of the SMC’s business plan

Responsible for day-to-day operations including managing, controlling and supervising a substantial part of arbitrage business. Under his management the arbitrage business has become one of SMC’s core businesses. He formulates and implements proprietary arbitrage strategies both in equities and commodities.

Frequently invited on expert panels throughout India, where he shares his views with investors about Indian capital markets; A frequent speaker at investment seminars organized by the Institute of Chartered Accountant of India

A respected financial markets leader in India; Currently serves as Chairman of legal and technical guidance committee of association of NSE members of India (NR} since 2005.

Member of the Capital Market Committee of northern India registered council of Chartered
Accountant of India

A Chartered Accountant;  a Fellow Member of the Institute of Chartered Accountants of
India (ICAI)

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SELECTED GROWTH HIGHLIGHTS

25

Trading

Turnover

($ billion)

50

100

IPOs Distributed

($ million)

200

300

400

Q1

FY08

Number of

Locations

Q1

FY07

FY07

Revenue

($ million)

FY06

FY05

250

500

750

1000

10

20

30

40

Q1

FY078

Q1

FY07

Q1

FY08

Q1

FY07

26

45

131

356

592

857

FY07

EBITDA

($ million)

FY06

FY05

10

20

30

40

FY07

Net Profit

($ million)

FY06

FY05

10

20

30

40

9.3

18.4

34.3

1.8

7.8

18.5

1.2

5.4

13.4

Transaction Summary

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TRANSACTION SUMMARY

    MIAC structured a transaction with SMC at a very attractive valuation which addressed numerous regulatory hurdles and met the needs of the SMC shareholders

MIAC is purchasing 14.9% of SMC for  $39.9 million and will have an option to purchase and additional 6.0% for $16.0 million

All proceeds will remain in SMC and be used to fund growth – no takeout by
Promoters

MIAC will have substantial affirmative rights in SMC

MIAC is buying SMC at a pre-money valuation of approximately $228 million

Regulatory hurdles prohibited a traditional “reverse merger transaction”

Indian law precluded MIAC from issuing shares to SMC

As a foreign company MIAC is prohibited from owning a controlling equity interest in
SMC

Transaction economically similar to a merger whereby the SMC shareholders end up owing 79.1% of the economic interest in MIAC (This assumes 6% option is exercised)

MIAC can be used as a platform entity to raise additional capital for SMC Group and/or hold Non-India based assets

Similar opportunities for a US investor in India are very limited

To directly invest in Indian equities, registration procedures are time-consuming and burdensome

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REGULATORY CHALLANGES

    Current regulations and Indian law prohibit MIAC from acquiring SMC in a
“traditional reverse merger” as completed by other SPACs

Acquisitions of  more than 14.9% equity and voting interest in Indian companies with some public shareholders trigger anti-takeover statutes

Compliance with anti-takeover statutes would significantly increase the time required to complete the transaction

Option to complete a follow on investment at a later date allowed the company to structure around this impediment

Under Indian law MIAC is prohibited from completing a stock for stock merger with SMC

At a later date SMC / MIAC can swap stock in non-India based subsidiaries

Non-Indian firms are prohibited from controlling a company in the financial services industry

May own a minority interest, but not majority control

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STRUCTURE

SMC Group of Companies

6000+ financial advisors / 925 Locations

$100 Billion in customer transactions (FY07)

175,000 transactions per day (current rate)

$56.0 million in Fresh Cash*

India Based Shareholders

- 17,505,101 shares / 79.1% ownership*

- 90%+ insider ownership

- Required to own 50% of SMC

Ownership of SMC split among two
groups

But one common goal

US Based Shareholders

- 4,625,242 shares / 20.9% ownership*

- Public Currency (AMEX Listed)

- Substantial Affirmative Rights

* - Assumes MIAC exercises its additional purchase option

AFFIRMATIVE RIGHTS

    MIAC will have substantial affirmative rights to protect its interest in SMC

SMC will require the approval of MIAC for the following:

Entry into a new line of business or share acquisition

Payment of dividends

Capital Expenditure in excess of 25% of the budgeted amount

A material acquisition, merger or consolidation

Any new issuance of SMC equity securities

The later of  two years post the close of MIAC’s initial equity investment or the listing of SMC shares on the BSE or NSE

MIAC will have the right to designate one board member until

Later of 5/12/11, listing of SMC shares on the BSE or NSE or if MIAC sells more then
50% of its initial interest in SMC Group

Various tag along / drag along rights related to SMC shareholders achieving any liquidity event including an initial public offering

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VALUATION ANALYSIS

    MIAC is purchasing 20.9% of SMC Groups for $55.9 million, placing a pre-money valuation of approximately $227.8 million on SMC. Based on the comparable public companies SMC is valued between $410 and $520 million

Those parameters do not give any value to the growth that will be generated by
MIAC’s investment

MIAC’s entire investment is directly into the company to fuel growth – no cash takeout by Promoters

Comparing with SMC’s most similar peer company, value of SMC would be higher, in the range of $600-$800 million

Using trading multiples of India Infoline

Most similar business in terms of products, financials, and distribution

Post combination MIAC (assuming a stock price of $7.83) MIAC will have 11.3 million common share equivalents (“CSE”) outstanding

7.25 million shares sold in offering, 1.825 million insider shares and 2.238 million
CSE from the public and insider warrants

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PRIMARY USES OF CAPITAL

    Post the transaction SMC will have approximately $56 million in fresh capital to deploy across it various lines of business.  This capital will be used to grow all aspects of its existing business.  The anticipated returns on this capital are not reflected in the company provided financial projects for FY08

Expand retail distribution / brokerage and trading products and services

Increase pan-India footprint to 1,600 location spread out over 345 cities

Acquire smaller broker-dealer and sub-brokers

Launch portfolio management services for equities and commodities

Explore opportunities in the fast growing consumer finance area

Grow online trading through alliances with national Indian banks

Introduce new products / services

Margin funding for high net worth individuals

Expand institutional brokerage business

Target the largest 200 institutions

Manage several hundred billions of dollars in assets

Recently signed up 3 new institutional clients

Leverage brand equity, expertise  and developed platform to expand internationally

Open offices in the Gulf Region, the UK and the US to provide financial services to overseas-based Indian nationals

20 million Non Resident Indian control over $1 trillion in investable assets

CAPITAL ACCELERATING GROWTH

Indiabulls

Farallon Capital Partners invested $11.7 MN for a 15% stake, valuing the business @
$78 MN in mid-2004

Raised $11 MN in an IPO in  September 2004

Net income grew from  $4.3 mil (FY04) to $12.6 MN (FY05) to $56 MN (FY06) and
$110 MN (FY07)

Current market capitalization $2.3 BN

India Infoline

Raised $20 MN in an IPO in April 2005

Citi and Merill invest $16 MN at a valuation of $220 MN (May05)

Net Income grew from $4.8 MN (FY05) to $18.6 MN (FY07)

Current market capitalization is approximately $910 MN

Current Investors in this industry: General Atlantic Partners, Goldman Sachs, Citigroup
Venture Capital, Morgan Stanley, Fidelity, Merrill Lynch, NYSE, Deutsche Borse, BNP
Paribas, Templeton, Lehman and Carlyle

Several of SMC’s competitors have experienced significant growth after raising institutional capital. A summary of two examples are below

Valuation Analysis

Audited results for the fiscal years ended March 31, *			Projected Results for the fiscal years ending March 31, **		
$ millions	2005	2006	2007	2008	2009	2010
Revenues	$9.27	$18.38	$34.33	$65.96	$94.99	$128.21
EBITDA	1.83	7.85	18.50	39.04	58.05	80.96
Net Income	1.20	5.44	13.40	25.78	40.94	57.77

MONEYWISE. BE WISE.

FINANCIAL RESULTS

Net Income

350%

148.1%

92.5%

58.5%

41.3%

* Audited under Indian GAAP

** Assumes

Increase in number of locations to 1600 by 2010

Indian economy continues to grow over 8% GDP

Expansion into new geographies starting with Dubai in 2007, and New York,
London, Singapore and Hong Kong by 2009-10

Revenues

97.8%

86.4%

92.4%

43.9%

34.9%

EBITDA

333.3%

137.2%

110.8%

49.0%

39.4%

Operating

Margins

19.3%

42.3%

53.9%

59.1%

61.1%

63.2%

Growth Rates

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COMPARABLE PUBLIC COMPANIES

Note: Companies trade on the BSE; regulatory hurdles limit a US investor’s ability to invest on the BSE;
Assumed conversion ratio Rs 40.7 = $1.00

* - 2008 projections do not incorporate deployment of growth capital

Revenues

Net Income

$ millions (except per share)

TICKER

FY06

FY07

FY08

FY06

FY07

FY08

IL & FS Investmart LTD

ILFSVC

54.3

$

57.8

$

64.5

$

16.9

$

9.8

$

19.7

$

Indiabulls Financial service

IBULLS

150.1

305.2

451.3

58.4

109.1

161.4

Geojit Financial Services

GEOJIT

51.1

74.8

N/A

5.6

6.2

N/A

India Infoline Limited

IndiaInfo

53.5

102.3

158.3

12.1

18.6

29.3

SMC Group of Companies*

18.4

34.3

66.0

5.4

13.4

25.8

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COMPARABLE PUBLIC COMPANIES

Note: Stock Price and conversion ratio  (40.66Rs = $1.00) as of July 2, 2007

The estimated equity value of SMC Group, based on the average net income multiple of comparable public companies, is between $414 and $522 million

$ millions (except per share)

TICKER

Price

Capital

Value

FY07

FY08

IL & FS Investmart LTD

ILFSVC

3.77

$

263.0

$

263.4

$

26.78x

13.38x

Indiabulls Financial service

IBULLS

14.39

2,638.0

2,493.4

24.19x

16.35x

Geojit Financial Services

GEOJIT

0.97

147.7

135.7

23.81x

N/A

India Infoline Limited

IndiaInfo

18.08

907.0

932.3

48.77x

30.95x

Mean

30.89x

20.23x

Net Income

13.4

25.8

Implied Value

413.9

$

521.9

$

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PEER ANALYSIS

SMC Group

Market Cap

India Infoline

Geojit Financial

Indiabulls

Profit After Tax/

(Year End Mar07)

# of Locations

# of Cities

Avg.Daily Turnover

$907 MN

$209 MN

$3200 MN

$13.75 MN

$18.60 MN

$5.26 MN

$110.85 MN

925

560

400

614

225

160

200

113

Client Base

250,000

300,000

N/A

400,000

$625 MN

# Trading Terminals

3231

970

2410

2700

# Financial Advisors

7100

11000

2000

12000

Financial

Distribution

Clients/Advisers

Trading

$250 MN

N/A

N/A

MIAC Deal valuation $228
MN

Research compiled based on publicly available information. For indicative purposes only

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MONEYWISE. BE WISE.

PEER ANALYSIS

SMC Group

Products & Services

India Infoline

Geojit Financial

Indiabulls

Equities

Commodities

Derivatives

Arbitrage

Online Trading –Equities

Online Trading – Commo.

Mutual Funds/IPO

Insurance

Investment Banking

Research

Wealth Management

Margin Funding

Home Loans

Depository - Commodities

Clearing Services

DGCX  Commodities

NRI

6th largest in India

Fall 2007

Transaction:

Distribution:

Advisory:

Services:

International:

Highest in BSE

Fall 2007

Research compiled based on publicly available information. For indicative purposes only

Industry Overview

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MACROECONOMIC DRIVERS

Population over 1 Billion people

Less then 3% have exposure to the financial markets

50% of the population under 25 years old

About 32% of the population (368 mil) will  be in the middle class by 2010

Saving rates among highest in the world ($180 Billion in savings accounts)

Only 5% of household savings invested in the financial markets (55% in US)

Fastest growing free market democracy; GDP is estimated to grow at 9.0%

Fourth largest economy; expected to surpass Japan’s economy by the year 2014

$15 billion of FDI inflow in FY07 and is expected to reach $25 billion in FY08

More than 1000 companies have received Foreign Institutional Investment

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INDUSTRY DRIVERS

Trading volume are rapidly increasing

A recent article in the Wall Street Journal (“Indian Brokerages Stand to Gain, Stock
Investment May Double as Middle Class Prospers”; April 3, 2007) citing analysts, states “Trading volumes are expected to increase about 50% a year for the next two to three years.”

Cash/Derivatives – US$544.1 billion in 2000-01, to US$1676.7 billion in 2005-06

Total future value of commodities traded in India was $533.6 BN (2005-06)

A increase of 3108% since 2002 – 2003 ($16.6 billion)

Online trading growing at 112% CAGR vs. 20% for offline

Managed assets projected to grow from $170 Billion to $1 trillion by 2015

Boston Consulting Group Research – still conservative with capital markets investments / GDP ratio at 8% (vs. 70% in US and 36%  in Brazil)

Less then 20% of the insurable population is insured

Penetration for both life (<3% GDP, vs. 5-10% for developed countries) and non-life
(<0.6% GDP) is amongst lowest in the world today

Estimated to be an $80 Billion market

Pension funds are just being allowed to invest portions of their large corpuses in equities

Tens of billions of dollars potentially enter the markets via mutual funds

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INVESTMENT SOLUTIONS & SERVICES

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INDUSTRY DRIVERS

Financial Sector in India is being opened up

Steady pace of regulatory reforms taking place in the financial sector

New products are being allowed: short selling, currency futures, trading in more types of commodities, derivatives, insurance products, credit cards, home loans, leasing, and personal loans

Moving towards full capital account convertibility detailed by the Tarapore Commission for
2009-10 offers significant new opportunities

Greater control of financial firms and equities and commodities exchanges by foreign players

Foreign investors will be allowed to directly invest in India, and vice versa (Indians allowed to invest overseas) increasing volumes even further

Evidencing this, M&A and investment activity in India is increasing significantly

India became 8th largest market in M&A in 2007 (1st quarter), moving up from the
11 th rank in calendar year 2006.

FDI inflows tripled to $15 billion in 2006-07, compared to last financial year

.

smc

INVESTMENT SOLUTIONS & SERVICES

INVESTMENT EXPERTS AT SMC ENSURE THAT
YOU STAY ATTUNED WITH THE LATEST MARKET TRENDS.
MONEYWISE. BE WISE.
• One of India's leading and experienced brokerage houses, offering high speed VPN connectivity through technical tie-ups with HCL COMNET, FT, Hughes Telecom • R&D Team backed by SMC's state-of-the-art technology that gives timely guidance through SMS, E-mails, Weekly Newsletter • Advisory services to HNIs & Corporates • Large avenues of investment solutions under one roof • Wide network of more than 500 offices across India • More than 15 years of hands-on experience • Trusted by more than 50,000 investors • Depository Participant for both Shares and Commodities • One of the leading IPO and Mutual Fund Distributors with online punching offered through a nationwide network of branches
NSE, F&O, BSE, NCDEX, MCX, DGCX & DP
smc
INVESTMENT SOLUTIONS & SERVICES

INVESTMENT EXPERTS AT SMC MAKE SURE
YOU STRIKE THE RIGHT INVESTMENT KEY, ALWAYS.
MONEYWISE. BE WISE.
• India's one of the leading and experienced brokerage houses, offering high speed VPN connectivity through technical tie-ups with HCL COMNET, FT, Hughes Telecom • R&D Team backed by SMC's state-of-the-art technology that gives timely guidance through SMS, E-mails, Weekly Newsletter • Advisory services to HNIs & Corporates • Large avenues of investment solutions under one roof • Wide network of more than 500 offices across India • More than 15 years of hands-on experience • Trusted by more than 50,000 investors • Depository Participant for both Shares and Commodities • One of the leading IPO and Mutual Fund Distributors with online punching offered through a nationwide network of branches
NSE, F&O, BSE, NCDEX, MCX, DGCX & DP
smc
INVESTMENT SOLUTIONS & SERVICES
Equity Trading • Derivative Trading • Commodity Trading • Depository Services • Research Based Equity & Commodity Advice • IPO & Mutual Fund Distribution